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                                                                 Exhibit (g)(10)

                                 AMENDMENT NO. 1

                                       To

                       AUTOMATIC YRT REINSURANCE AGREEMENT
                            Effective August 18, 2003

                                     Between

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                               ("Ceding Company")

                                       And

                          [NAME OF REINSURANCE COMPANY]
                                  ("Reinsurer")

The parties mutually agree that Exhibit D of the Agreement shall be replaced in its entirety with the attached Exhibit D, which reflects the reduction in reinsurance premiums. This amendment shall apply to policies issued on and after January 1, 2004. Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the above, the Ceding Company and the Reinsurer have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below.

IDS LIFE INSURANCE COMPANY OF                 [NAME OF REINSURANCE COMPANY]
NEW YORK


By: /s/ Timothy V. Bechtold                   By:    [signature]
   -----------------------------------
Title: President                              Title: [title]

Date:  3/29/04                                Date:  March 30, 2004


By: /s/ Kevin E. Palmer                       By:    [signature]
   ----------------------------------

Title: Reinsurance Officer                    Title: [title]

Date:  3/29/2004                              Date:  March 30, 2004


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                                                                       Exhibit D

                              REINSURANCE PREMIUMS

D.1   PREMIUMS AND ALLOWANCES

      Plans  covered  under this  Agreement  will be  reinsured  on a YRT basis.
      Reinsurance premium rates shall equal the Ceding Company's original annual
      Band 4 COI premium rates for the VUL-III plan, as shown in Schedule D-1 attached hereto, less the following allowances:

             -------------------------------------------------------------
             UNDERWRITING CLASS               YEARS 1-10      YEARS 11+
             -------------------------------------------------------------
             Preferred Non-Smoker            [percentage]    [percentage]
             -------------------------------------------------------------
             Standard Non-Smoker             [percentage]    [percentage]
             -------------------------------------------------------------
             Smoker                          [percentage]    [percentage]
             -------------------------------------------------------------

      To determine  the amount of  reinsurance  premium to be paid by the Ceding
      Company to the Reinsurer, these reinsurance premium rates will be applied to the Reinsured Net Amount at Risk for each policy determined as of the last policy anniversary or subsequent policy change date if applicable.

D.2   AGE BASIS

      Age Last Birthday

D.3   POLICY FEES

      The Reinsurer will not participate in any policy fees.

D.4   SUBSTANDARD PREMIUMS

      Substandard  multiple  ratings will be applied to increase the  underlying
      COI rates by [percentage] per table of assessed rating, and the normal base allowances will be paid on the entire amount.

      When flat extras are applied, the following allowances will be paid on the extra premium portion:

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      Temporary  (five  years or  less):  [percentage]  for  first  year and all renewal years Permanent (over five years): [percentage] for first year and
      [percentage] for all renewal years

D.5   RIDERS AND BENEFITS

      AIBR (Automatic Increase Benefit Rider) - Elected increases will be proportionately reinsured using the premiums for the base coverage, at point-in-scale.

      BIR (Base Insured Rider) and OIR (Other Insured Rider) - These riders will be proportionately reinsured using the same premium rates scale as used for the base coverage.

      ACCELERATED DEATH BENEFIT - If IDS Life pays an accelerated death benefit under the terms of the policy contract, the reinsurance coverage will continue unaffected until the death of the insured.

      The following benefits are not reinsured under this Agreement:

      Waiver of Monthly Deduction Rider (WMD)
      Children's Insurance Rider (CIR)
      Accidental Death Benefit Rider (ADB)

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                                  SCHEDULE D-l

                         Basis for Reinsurance Premiums

        ALB ANNUAL COST OF INSURANCE RATES PER $1000 (BEFORE ALLOWANCES)

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
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                      Male          Male        Male         Female         Female       Female
                    Preferred     Standard    Standard      Preferred      Standard     Standard
Attained Age        Nonsmoker    Nonsmoker     Smoker       Nonsmoker     Nonsmoker      Smoker
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
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

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
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                      Male          Male        Male         Female         Female       Female
                    Preferred     Standard    Standard      Preferred      Standard     Standard
Attained Age        Nonsmoker    Nonsmoker     Smoker       Nonsmoker     Nonsmoker      Smoker
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
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


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
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                      Male          Male        Male         Female         Female       Female
                    Preferred     Standard    Standard      Preferred      Standard     Standard
Attained Age        Nonsmoker    Nonsmoker     Smoker       Nonsmoker     Nonsmoker      Smoker
---------------------------------------------------------------------------------------------------
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

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